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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-46049




                         SUPPLEMENT TO THE PROSPECTUS
            OF MORGAN STANLEY NORTH AMERICAN GOVERNMENT INCOME TRUST
                            DATED DECEMBER 31, 2001


     On April 25, 2002, the Board of Trustees of Morgan Stanley North American Government Income Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Limited Duration Fund, pursuant to which substantially all of the assets of the Fund would be combined with those of Limited Duration and shareholders of the Fund would become shareholders of Limited Duration receiving shares of Limited Duration equal to the value of their holdings in the Fund (the "Reorganization"). The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on September 24, 2002. A proxy statement formally detailing the proposal, the reasons for the Trustees' acting and information concerning Limited Duration will be distributed to shareholders of the Fund.




April 25, 2002